                                 EXHIBIT (11)(b)

                             Consent of Ropes & Gray

                               CONSENT OF COUNSEL



         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 19 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.




                                            /s/ ROPES & GRAY
                                            ----------------
                                                ROPES & GRAY


Washington, D.C.
December 4, 1998